August 1, 2019

Summary
Prospectus
USAA Tax Exempt Money Market Fund
 (USEXX)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.
Before you invest, you may want to review the Fund’s statutory prospectus, which contains more information about the Fund and its risks.
You can find the Fund’s statutory prospectus and other information about the Fund (including the Fund’s Statement of Information (“SAI”)) online at usaa.com/prospectus.
You also can get this information at no cost by calling (800) 235-8396 or by sending an e-mail request to prospectus@usaa.com. The Fund’s statutory prospectus and SAI dated August 1, 2019, are incorporated herein by reference.
You also may obtain this information at no cost from your financial intermediary.
Victory Capital means Victory Capital Management Inc., the investment manager of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Advisers, Inc., a broker dealer registered with FINRA and an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

Investment Objective
The USAA Tax Exempt Money Market Fund (the “Fund”) provides investors with interest income that is exempt from federal income tax and has a further objective of preserving capital and maintaining liquidity.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses for the Fund are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees
(fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.28%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.28%
Total Annual Fund Operating Expenses	0.56%(a)
(a)Victory Capital Management Inc., the Fund’s investment adviser (“Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.56% of the Fund through at least June 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The Total Annual Fund Operating Expenses after Reimbursement shown above may differ from the stated expense limitation amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation agreement for the Fund is not continued beyond its expiration date.
1 Year	3 Years	5 Years	10 Years
$57	$179	$313	$701
Principal Investment Strategy
The Fund invests primarily in high-quality securities, the interest of which is excludable from gross income for federal income tax purposes (referred to herein as “tax-exempt securities”), with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund’s net assets will consist of tax-exempt securities.
In addition, during normal market conditions, at least 80% of the Fund’s annual net investment income will be tax-exempt and excludable from the calculation of the federal alternative minimum tax (“AMT”) for individual taxpayers. This policy may be changed only by a shareholder vote.
In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (“Rule 2a-7”). Accordingly, the Fund restricts its investments to instruments that meet certain maturity and quality requirements under Rule 2a-7. Generally, such investments will be limited to a security with a remaining maturity of 397 calendar days or less that is determined to present minimal credit risk; issued by a money market fund; or issued or guaranteed by the U.S. government or any agency or instrumentality thereof.
Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of certain market conditions or other factors. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Under applicable federal securities laws, money market funds that qualify as “retail” (retail money market funds) or “government” (government money market funds) are permitted to utilize amortized cost to value their portfolio securities and to transact at a stable $1 net asset value (“NAV”) per share. The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.
In addition, as a retail money market fund, the Fund may impose liquidity fees on redemptions and/or temporarily suspend redemptions (gates) if the Fund’s weekly liquid assets fall below certain thresholds, such as during times of market stress. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund. The imposition of a redemption gate also would delay your ability to redeem your investments in the Fund.
The fixed-income securities held in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk. Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events.
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The Fund also is subject to the possibility that the value of its investments will fluctuate because of changes in interest rates, changes in supply of and demand for tax-exempt securities, or other market factors.
Some tax-exempt securities are subject to special risks due to their unique structure. For instance, variable-rate demand notes (VRDNs) generally are long-term municipal bonds combined with a demand feature, which represents the right to sell the instrument back to the remarketer or liquidity provider, usually a bank, for repurchase on short notice, normally one day or seven days. Because the demand feature is dependent upon the bank, the Fund will only purchase VRDNs of this type where it believes that the banks would be able to honor their guarantees on the demand feature. Some VRDNs, sometimes referred to as “structured instruments” or “synthetic instruments,” are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a “tender option.” However, the tender option usually is subject to a conditional guarantee, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. Because there is the risk that the Fund will not be able to exercise the demand feature at all times, the Fund will not purchase a synthetic instrument of this type unless the Fund believes there is minimal risk that the Fund will not be able to exercise the tender option at all times. The Fund will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that interest paid on the instrument is entitled to tax-exempt treatment.
Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund’s volatility and performance from year to year for each full calendar year over the past 10 years. The table shows the Fund’s average annual total returns for the periods indicated.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 235-8396.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	0.30%	December 31, 2018
Lowest Quarter Return	0.00%	March 31, 2016
Year-to-Date Return	0.59%	June 30, 2019

AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2018

Past 1 Year	Past 5 Years	Past 10 Years
0.95%	0.31%	0.23%
Investment Adviser
Effective July 1, 2019, Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser’s USAA Investments investment franchise. Prior to July 1, 2019, USAA Asset Management Company served as the Fund’s investment adviser.
Portfolio Managers
	Title	Tenure with the Fund
Cody Perkins, CFA	Portfolio Manager	Since August 2018
Andrew Hattman, CFA, CAIA	Portfolio Manager	Since July 2019
Purchase and Sale of Shares
You may purchase or sell shares of the Fund on any business day through our website at usaa.com, or by telephone at (800) 235-8396. You also may purchase or sell shares of the Fund through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may
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purchase and sell shares of the Fund by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.
■	Minimum initial purchase: $3,000
■	Minimum subsequent investment: $50 (Except on transfers from brokerage accounts, which are exempt from the minimum.)
Investments in the USAA Tax Exempt Money Market Fund are limited to natural persons. If the Fund later determines that a shareholder is not a natural person, that shareholder will be provided at least 60 days’ written notice and then redeemed out of the Fund. The Fund may impose liquidity fees or temporarily suspend redemptions (gates) if the Fund’s weekly liquid assets fall below certain thresholds, such as during times of market stress.
Tax Information
While the Fund is managed so that at least 80% of its annual interest income will be tax exempt, it may invest up to 20% of its assets in securities that generate income that is not tax exempt. The exemption of income for federal income tax purposes does not necessarily mean that income is exempt under the income or other tax laws of any other state or local taxing authority. Distributions of part of the Fund’s tax-exempt interest income also may be a tax preference item for purposes of the AMT. The Fund is not recommended for tax-deferred arrangements, such as IRAs or 401(k) plans.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
98039-0819
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